UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Global Dividend Income Portfolio
BlackRock Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1	–	Report to Stockholders

July 31, 2011

Annual Report

BlackRock Funds II

▶	BlackRock Global Dividend Income Portfolio
▶	BlackRock Income Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in economic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington, DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	1.46%	19.65%
US small cap equities (Russell 2000® Index)	2.63	23.92
International equities (MSCI Europe, Australasia, Far East Index)	0.93	17.17
Emerging market equities (MSCI Emerging Markets Index)	3.23	17.45
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.93	4.53
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.23	4.44
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	6.27	3.24
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	3.90	12.89

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2011	BlackRock Global Dividend Income Portfolio

Investment Objective

BlackRock Global Dividend Income Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally.

Portfolio Management Commentary

How did the Fund perform?

•

As of November 1, 2010, the Fund changed its name from the BlackRock Income Builder Portfolio to the BlackRock Global Dividend Income Portfolio. Along with the name change, the Fund also changed its investment objective and strategy to an income-focused, global equity strategy. Accordingly, the Fund changed the benchmark against which it measures its performance from a custom benchmark, comprised of 75% S&P 500® Index and 25% Barclays Capital US Aggregate Bond Index, to the MSCI All Country World Index. The Fund’s management believes the MSCI All Country World Index is more relevant to the Fund’s new investment strategy.

•

For the 12-month period ended July 31, 2011, the Fund generated a double-digit positive return. For the first three months of the period through October 31, 2010, the Fund’s Institutional and Investor A Shares outperformed its custom blended benchmark, while the Fund’s Investor C Shares underperformed the custom blended benchmark. For the nine months following the strategy change through the end of the reporting period, the Fund’s Institutional Shares slightly outperformed the MSCI All Country World Index, while the Fund’s Investor A Shares performed in line with the benchmark index and Investor C Shares underperformed. The following discussion of relative performance regarding the mixed asset strategy pertains to the respective equity and fixed income indices that are part of the custom blended benchmark. The discussion of relative performance regarding the global dividend income strategy pertains to the MSCI All Country World Index.

What factors influenced performance?

•

For the first three months of the period through October 31, 2010, under the mixed asset strategy, the equity portion of the Fund underperformed the S&P 500® Index. The Fund held a large cash balance reflective of a conservative view on domestic growth. However, equities generally advanced during this period and thus the cash position caused a drag on returns. Also detracting from performance were significant underweight positions relative to the S&P 500® Index in the information technology (IT) and consumer discretionary sectors and a large overweight in utilities. On the positive side, the Fund benefited from an underweight in financials, an overweight and good stock selection in telecommunication services (telecom), stock selection in consumer staples and an overweight in materials. During the same three-month period, the fixed income portion of the Fund outperformed the Barclays Capital US Aggregate Bond Index due to the Fund’s allocations to high yield and international bonds, as the returns on these sectors beat the benchmark return.

•

For the nine months following the strategy change through the end of the reporting period, relative to the MSCI All Country World Index, stock selection and sector allocation had a positive impact on returns, particularly within financials (underweight), consumer staples (overweight), utilities (neutral), IT (underweight) and health care (overweight). Notable individual contributors included Power Asset Holdings Ltd., Lorillard Ltd., Inc. and Chevron Corp. Detracting from performance was stock selection and sector allocation within energy (underweight), telecom (overweight), materials (underweight) and industrials (underweight). On the whole, cyclical sectors underperformed the more defensive sectors during the period. From an individual security perspective, three telecom holdings had the most significant negative impact: Telefonica SA, “Bezeq” The Israeli Telecommunication Corp. Ltd. and France Telecom SA.

Describe recent portfolio activity.

•

As discussed above, the Fund changed its name, strategy and benchmark during the reporting period. Under the new strategy, the Fund generally maintains a low portfolio turnover; however some transactions were made following the strategy transition. In particular, the Fund purchased Emerson Electric Co., a US-domiciled, multinational corporation that provides engineering services and manufactured products to a wide range of end clients. We believe Emerson Electric Co. is a very high-quality company with stable free cash flow and a high dividend growth rate. We sold France Telecom SA due to concerns around the company’s growth prospects and thus, dividend sustainability. As equity markets became increasingly volatile toward the end of the period, we positioned the Fund slightly more defensively by reducing exposure to the more cyclical financials and energy stocks and adding exposure to more defensive companies in the health care sector.

Describe Fund positioning at period end.

•

As of period end, we are evaluating longer-term structural shifts in the global economy, including the deleveraging trend in developed market economies. Given the slow growth environment, we continue to seek to invest in quality companies that pay dividends for the long run. In our search for quality, we seek sustainable business models, strong financial positions and above-average dividend yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	JULY 31, 2011

BlackRock Global Dividend Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the US (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the US). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund that followed different investment strategies under the name BlackRock Income Builder Portfolio.

[3]

This unmanaged index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Fund now uses this index as its benchmark rather than the custom benchmark, comprised of 75% S&P 500 Index and 25% Barclays Capital US Aggregate Bond Index because Fund management believes it is more representative of the Fund’s investment strategies.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies.

[5]	This unmanaged market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[6]	The customized weighted index is comprised of the returns of the S&P 500® Index (75%) and Barclays Capital US Aggregate Bond Index (25%).
[7]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2011

		Average Annual Total Returns[8]
		1 Year		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	9.31%	15.41%	N/A	2.69%	N/A
Investor A.	9.12	15.14	9.11%	2.45	0.81%
Investor C	8.84	14.40	13.40	1.69	1.69
MSCI All Country World Index (ACWI)	1.39	18.39	N/A	(1.43)	N/A
S&P 500® Index	1.46	19.65	N/A	0.40	N/A
Barclays Capital US Aggregate Bond Index	4.23	4.44	N/A	6.02	N/A
75% S&P 500® Index/25% Barclays Capital US Aggregate Bond Index	2.18	15.88	N/A	2.18	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[9]

The Fund commenced operations on April 7, 2008. The Fund’s total returns prior to November 1, 2010 are the returns of the Fund that followed different investment strategies under the name BlackRock Income Builder Portfolio.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During the Period[10]	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During the Period[10]	Annualized Expense Ratio
Institutional	$1,000.00	$1,093.10	$4.72	$1,000.00	$1,020.28	$4.56	0.91%
Investor A.	$1,000.00	$1,091.20	$6.01	$1,000.00	$1,019.04	$5.81	1.16%
Investor C	$1,000.00	$1,088.40	$9.89	$1,000.00	$1,015.32	$9.54	1.91%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2011	5

Fund Summary as of July 31, 2011	BlackRock Income Portfolio

Investment Objective

BlackRock Income Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on US stocks generally and to provide a growing stream of income over the years.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2011, the Fund outperformed its custom blended benchmark, which is comprised of 50% S&P 500® Index and 50% Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

The Fund’s outperformance versus its custom benchmark was driven by the fixed income portion of the Fund (roughly 50% of total assets), which is allocated across several BlackRock fixed income funds. The fixed income segment outperformed the Barclays Capital US Aggregate Bond Index due primarily to its allocation to BlackRock High Yield Bond Portfolio (“High Yield Bond”). Security selection among lower-quality speculative grade names as well as overweight positions in the chemicals, metals and automotive sectors drove positive performance in High Yield Bond. The Fund’s investment in BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) also had a positive impact due to its overweight in corporate credit and spread sectors, including allocations outside its benchmark index to asset-backed securities (“ABS”), commercial mortgage-backed securities and non-agency residential mortgage-backed securities (“RMBS”). The Fund also held shares of BlackRock International Bond Portfolio (“International Bond”), which benefited performance due to its long positions in spread sectors and global inflation-linked securities. In addition, overweight exposure to Australia and South Africa enhanced returns later in the period.

•

The equity portion of the Fund performed in line with the S&P 500® Index. Relative to the S&P 500® Index, stock selection in the consumer staples sector was the most significant contributor to performance for the period. A combination of stock selection and a sector underweight in financials had a positive impact on returns, as did stock selection in industrials and an overweight position in the materials sector. Stock selection in consumer discretionary and utilities also enhanced performance. Detracting from performance was weak stock selection and an underweight position in the energy sector. An underweight to the more cyclical consumer discretionary sector and an overweight to the more conservative utilities sector also had a negative impact.

•

Early in the period, the Fund’s cash position reflected a conservative view on domestic growth; however, as economic conditions improved through early 2011, we reduced the cash weighting within the portfolio. The Fund’s cash position caused a drag on returns as markets generally advanced over the 12-month period.

Describe recent portfolio activity.

•

Within the equity segment, portfolio changes were minimal during the period; however, we continued to allocate resources to sectors we believed were more likely to benefit under current economic conditions, such as materials and industrials. Elsewhere, new purchases in the portfolio included Lorillard, Inc., American Express Co. and Automatic Data Processing, Inc.

•

In the Fund’s fixed income segment, the allocation to High Yield Bond slightly decreased while the allocation to Low Duration Bond slightly increased as a result of market movements during the period. The allocation to International Bond remained unchanged.

•

Throughout the 12-month period, High Yield Bond sought higher quality deals in the high yield, new-issue market and senior-secured bonds offering improved downside protection. In the earlier half of the period, High Yield Bond was positioned for an expanding economy with shorter-duration issues (fixed income securities with lower sensitivity to interest rate movements) that typically benefit from improving equity valuations. However, positioning turned more conservative in the second half, moving toward higher-quality, intermediate-maturity names to generate higher coupon income in a slower growth environment.

•

Low Duration Bond gradually reduced its overall level of risk in anticipation of increased market volatility following the end of QE2. During the period, Low Duration Bond reduced its liquidity profile by reducing exposure to high yield corporate credit and non-agency RMBS, while maintaining its bias toward short-dated US investment grade credit and ABS.

•

International Bond maintained its short portfolio duration relative to its benchmark and a yield curve-flattening bias (positioning to benefit from short-term rates rising faster than long-term rates). International Bond increased its long duration position in Australia and initiated a long duration position in Canada during the period.

Describe Fund positioning at period end.

•

At period end, the Fund was comprised of approximately 49% equity, 47% fixed income and 4% cash and cash equivalents. The fixed income portion of the Fund was allocated as follows: 38% Yield Bond, 57% Low Duration Bond and 5% International Bond. The equity portion of the Fund was positioned with a bias toward dividend-paying stocks, particularly in high-quality, growth-oriented, multinational companies with elevated levels of cash.

•	On September 14, 2011, the Board approved a change in the name, investment objective and strategies of BlackRock Income Portfolio. These changes will take effect on November 28, 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS II	JULY 31, 2011

BlackRock Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may, on an opportunistic basis, invest in fixed-income securities.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (50%) and Barclays Capital US Aggregate Bond Index (50%).
[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2011

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.44%	13.36%	N/A	4.72%	N/A
Investor A.	3.33	13.16	7.24%	4.48	2.80%
Investor C	2.96	12.32	11.32	3.71	3.71
S&P 500® Index	1.46	19.65	N/A	0.40	N/A
Barclays Capital US Aggregate Bond Index	4.23	4.44	N/A	6.02	N/A
50% S&P 500® Index/50% Barclays Capital US Aggregate Bond Index	2.88	12.08	N/A	3.71	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on April 7, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,034.40	$2.77	$1,000.00	$1,022.07	$2.76	0.55%
Investor A.	$1,000.00	$1,033.30	$4.03	$1,000.00	$1,020.83	$4.01	0.80%
Investor C	$1,000.00	$1,029.60	$7.80	$1,000.00	$1,017.11	$7.75	1.55%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2011	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after December 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2011 and held through July 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK FUNDS II	JULY 31, 2011

Fund Information as of July 31, 2011

BlackRock Global Dividend Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Sanofi SA	4%
GlaxoSmithKline Plc	4
Royal Dutch Shell Plc, B Shares	3
Novartis AG	3
McDonald’s Corp	3
Vodafone Group Plc	3
Telefonica SA	3
Johnson & Johnson	3
Verizon Communications, Inc	3
Total SA	3

Geographic Allocation	Percent of Long-Term Investments
United States	33%
United Kingdom	20
France	8
Switzerland	5
Taiwan	5
Netherlands	5
Canada	4
Sweden	4
Singapore	3
Spain	3
Hong Kong	2
Israel	2
Norway	2
Italy	2
South Africa	1
Brazil	1

BlackRock Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	28%
BlackRock High Yield Bond Portfolio, BlackRock Class	19
BlackRock International Bond Portfolio, BlackRock Class	2
Chevron Corp.	2
Caterpillar, Inc.	2
CenturyLink, Inc.	2
Royal Dutch Shell Plc, A Shares	2
AT&T, Inc.	2
JPMorgan Chase & Co.	1
Philip Morris International, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	49%
Utilities	7
Financials	7
Energy	6
Industrials	6
Telecommunication Services	6
Consumer Staples	5
Materials	5
Health Care	3
Information Technology	3
Consumer Discretionary	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FUNDS II	JULY 31, 2011	9

Schedule of Investments July 31, 2011	BlackRock Global Dividend Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 0.3%
Westpac Banking Corp.	50,933	$1,140,389

Brazil – 0.9%
Souza Cruz SA	345,400	4,133,620

Canada – 3.6%
National Bank of Canada	95,945	7,436,001
Rogers Communications, Inc., Class B	225,798	8,621,185

		16,057,186

France – 7.4%
Eutelsat Communications SA	158,787	6,840,650
Sanofi SA	195,828	15,216,006
Total SA	195,671	10,575,741

		32,632,397

Hong Kong – 2.3%
Power Assets Holdings Ltd.	1,255,000	10,386,207

Ireland – 0.1%
United Business Media Ltd.	32,900	291,411

Israel – 1.9%
“Bezeq” The Israeli Telecommunication Corp. Ltd.	3,444,109	8,342,998

Italy – 1.6%
Enel SpA	625,344	3,601,588
Eni SpA	164,467	3,574,054

		7,175,642

Netherlands – 4.3%
Koninklijke KPN NV	417,980	5,960,851
Royal Dutch Shell Plc, B Shares	361,863	13,249,794

		19,210,645

Norway – 1.8%
DnB NOR ASA	533,549	7,758,930

Singapore – 3.1%
DBS Group Holdings Ltd.	503,000	6,482,058
M1 Ltd.	301,000	652,745
Singapore Post Ltd.	3,262,000	2,966,440
Singapore Telecommunications Ltd.	1,317,000	3,669,476

		13,770,719

South Africa – 1.4%
MTN Group Ltd.	282,985	6,121,919

Spain – 2.6%
Telefonica SA	517,076	11,525,437

Sweden – 3.4%
Hennes & Mauritz AB, B Shares	232,268	7,941,133
Svenska Handelsbanken AB, A Shares	226,410	7,128,140

		15,069,273

Switzerland – 5.0%
Nestle SA	149,855	9,545,999
Novartis AG	204,264	12,521,809

		22,067,808

Taiwan – 4.7%
Chunghwa Telecom Co. Ltd. - ADR	205,921	7,157,814
Far EasTone Telecommunications Co. Ltd. - GDR	143,200	3,549,527
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	807,816	9,984,606

		20,691,947

United Kingdom – 19.4%
BHP Billiton Plc	193,546	7,229,887
British American Tobacco Plc	209,909	9,689,621
Diageo Plc	422,096	8,585,762
GlaxoSmithKline Plc	680,519	15,172,200
HSBC Holdings Plc	420,000	4,113,823
Imperial Tobacco Group Plc	201,049	6,959,584
Reckitt Benckiser Group Plc	119,812	6,779,658
Tesco Plc	844,544	5,304,884
Unilever Plc	310,253	9,903,420
Vodafone Group Plc	4,264,147	11,958,124

		85,696,963

United States – 31.4%
Altria Group, Inc.	350,085	9,207,236
AT&T, Inc.	280,797	8,216,120
Chevron Corp.	97,756	10,168,579
The Coca-Cola Co.	131,222	8,924,408
Dominion Resources, Inc.	156,411	7,578,113
Emerson Electric Co.	79,301	3,892,886
Johnson & Johnson	170,727	11,061,402
Kraft Foods, Inc., Class A	253,303	8,708,557
Lorillard, Inc.	84,576	8,983,663
McDonald’s Corp.	139,470	12,061,366
Merck & Co., Inc.	210,615	7,188,290
PepsiCo, Inc.	95,279	6,101,667
Pfizer, Inc.	464,736	8,941,521
Philip Morris International, Inc.	125,705	8,946,425
Reynolds American, Inc.	229,418	8,075,514
Verizon Communications, Inc.	300,126	10,591,447

		138,647,194

Total Long-Term Investments (Cost — $405,454,831) – 95.2%		420,720,685

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	GBP	British Pound
	GDR	Global Depositary Receipts
	USD	US Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JULY 31, 2011

Schedule of Investments (continued)	BlackRock Global Dividend Income Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.06% (a)(b)	33,313,599	$33,313,599

Total Short-Term Securities (Cost — $33,313,599) – 7.5%		33,313,599

Total Investments (Cost — $438,768,430*) – 102.7%		454,034,284
Liabilities in Excess of Other Assets – (2.7)%		(12,014,088)

Net Assets – 100.0%		$442,020,196

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$439,119,675

Gross unrealized appreciation	$19,876,327
Gross unrealized depreciation	(4,961,718)

Net unrealized appreciation	$14,914,609

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at July 31, 2010	Shares Purchased		Shares Sold	Shares Held at July 31, 2011	Value at July 31, 2011	Realized Gain	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	29,663	5,563		35,226	–	–	$31,608	$4,495
BlackRock International Bond Portfolio, BlackRock Class	2,684	602		3,286	–	–	$1,466	$182
BlackRock Low Duration Bond Portfolio, BlackRock Class	27,413	8,715		36,128	–	–	$14,130	$2,285
BlackRock Liquidity Funds, TempFund, Institutional Class	153,800	33,159,799	**	–	33,313,599	$33,313,599	$117	$10,922

**	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	34,931,075	GBP	21,319,000	Goldman Sachs Bank USA	8/04/11	$(60,676)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	11

Schedule of Investments (concluded)	BlackRock Global Dividend Income Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$1,140,389	–	$1,140,389
Brazil	$4,133,620	–	–	4,133,620
Canada	16,057,186	–	–	16,057,186
France	–	32,632,397	–	32,632,397
Hong Kong	10,386,207	–	–	10,386,207
Ireland	–	291,411	–	291,411
Israel	–	8,342,998	–	8,342,998
Italy	–	7,175,642	–	7,175,642
Netherlands	–	19,210,645	–	19,210,645
Norway	–	7,758,930	–	7,758,930
Singapore	2,966,440	10,804,279	–	13,770,719
South Africa	–	6,121,919	–	6,121,919
Spain	–	11,525,437	–	11,525,437
Sweden	7,941,133	7,128,140	–	15,069,273
Switzerland	–	22,067,808	–	22,067,808
Taiwan	20,691,947	–	–	20,691,947
United Kingdom	–	85,696,963	–	85,696,963
United States	138,647,194	–	–	138,647,194
Short-Term Securities	33,313,599	–	–	33,313,599

Total	$234,137,326	$219,896,958	–	$454,034,284

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	–	$(60,676)	–	$(60,676)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 1.3%
Honeywell International, Inc.	420	$22,302
Northrop Grumman Corp.	120	7,261
Raytheon Co.	950	42,494
United Technologies Corp.	420	34,793

		106,850

Air Freight & Logistics – 0.6%
United Parcel Service, Inc., Class B	690	47,762

Beverages – 0.5%
Diageo Plc	2,030	41,292

Chemicals – 1.4%
BASF SE	120	10,837
The Dow Chemical Co.	160	5,579
E.I. du Pont de Nemours & Co.	880	45,250
Olin Corp.	1,560	32,620
Praxair, Inc.	160	16,582

		110,868

Commercial Banks – 4.3%
Bank of Nova Scotia	885	50,185
Standard Chartered Plc	335	8,534
The Toronto-Dominion Bank	1,250	100,071
U.S. Bancorp	3,150	82,089
Wells Fargo & Co.	3,710	103,657

		344,536

Computers & Peripherals – 0.0%
Hewlett-Packard Co.	90	3,164

Consumer Finance – 0.6%
American Express Co.	900	45,036

Containers & Packaging – 0.8%
Temple-Inland, Inc.	2,170	65,143

Diversified Financial Services – 1.4%
JPMorgan Chase & Co.	2,860	115,687

Diversified Telecommunication Services – 4.6%
AT&T, Inc.	4,050	118,503
BCE, Inc.	240	9,161
CenturyLink, Inc.	3,315	123,020
Frontier Communications Corp.	3,310	24,792
Manitoba Telecom Services, Inc.	150	4,862
Verizon Communications, Inc.	2,540	89,637

		369,975

Electric Utilities – 4.1%
American Electric Power Co., Inc.	1,190	43,863
Duke Energy Corp.	1,690	31,434
Entergy Corp.	170	11,356
NextEra Energy, Inc.	1,540	85,085
Northeast Utilities	1,060	36,040
Pinnacle West Capital Corp.	620	26,257
PPL Corp.	990	27,621
Southern Co.	1,690	66,823

		328,479

Food Products – 1.8%
H.J. Heinz Co.	870	45,797
Kraft Foods, Inc., Class A	1,180	40,568
Mead Johnson Nutrition Co.	804	57,381

		143,746

Gas Utilities – 0.1%
AGL Resources, Inc.	190	7,752

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	140	12,107

Household Products – 0.1%
Kimberly-Clark Corp.	140	9,150

Industrial Conglomerates – 1.0%
3M Co.	130	11,328
General Electric Co.	3,720	66,625

		77,953

Insurance – 0.4%
Prudential Financial, Inc.	430	25,232
The Travelers Cos., Inc.	140	7,718

		32,950

IT Services – 1.3%
Automatic Data Processing, Inc.	800	41,192
International Business Machines Corp.	360	65,466

		106,658

Leisure Equipment & Products – 0.1%
Mattel, Inc.	430	11,464

Machinery – 2.3%
Caterpillar, Inc.	1,250	123,487
Deere & Co.	770	60,453

		183,940

Media – 0.5%
Comcast Corp., Class A	1,290	30,109
Vivendi SA	250	5,979

		36,088

Metals & Mining – 1.8%
BHP Billiton Ltd.	2,170	99,224
Rio Tinto Ltd.	233	20,414
Southern Copper Corp.	840	28,694

		148,332

Multi-Utilities – 2.5%
Consolidated Edison, Inc.	850	44,710
Dominion Resources, Inc.	820	39,729
Public Service Enterprise Group, Inc.	1,250	40,937
Sempra Energy	750	38,018
Wisconsin Energy Corp.	1,280	39,232

		202,626

Oil, Gas & Consumable Fuels – 6.0%
Chevron Corp.	1,260	131,065
Enbridge, Inc.	2,890	94,886
EQT Corp.	850	53,958
Royal Dutch Shell Plc, A Shares	600	21,978

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	13

Schedule of Investments (continued)	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Royal Dutch Shell Plc, A Shares	2,660	$97,634
Total SA - ADR	980	52,989
Woodside Petroleum Ltd.	690	29,075

		481,585

Paper & Forest Products – 0.9%
MeadWestvaco Corp.	980	30,517
Weyerhaeuser Co.	2,163	43,238

		73,755

Pharmaceuticals – 3.2%
Abbott Laboratories	140	7,185
Bristol-Myers Squibb Co.	2,342	67,122
Johnson & Johnson	750	48,593
Merck & Co., Inc.	1,390	47,441
Pfizer, Inc.	4,662	89,697

		260,038

Road & Rail – 0.4%
Canadian National Railway Co.	430	32,190

Semiconductors & Semiconductor Equipment – 1.0%
Intel Corp.	2,210	49,349
Microchip Technology, Inc.	800	27,000

		76,349

Software – 0.3%
Microsoft Corp.	970	26,578

Specialty Retail – 1.0%
The Home Depot, Inc.	1,070	37,375
Limited Brands, Inc.	1,230	46,568

		83,943

Textiles, Apparel & Luxury Goods – 0.9%
VF Corp.	590	68,912

Tobacco – 2.7%
Altria Group, Inc.	1,580	41,554
British American Tobacco Plc	220	10,155
Lorillard, Inc.	400	42,488
Philip Morris International, Inc.	1,620	115,295
Reynolds American, Inc.	280	9,856

		219,348

Water Utilities – 0.2%
American Water Works Co., Inc.	710	19,880

Wireless Telecommunication Services – 0.7%
Rogers Communications, Inc., Class B	220	8,400
Vodafone Group Plc - ADR	1,650	46,365

		54,765

Total Common Stocks – 49.0%		3,948,901

Affiliated Investment Companies (a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	188,159	1,465,755
BlackRock International Bond Portfolio, BlackRock Class	18,638	206,505
BlackRock Low Duration Bond Portfolio, BlackRock Class	224,382	2,178,746

Total Fixed Income Funds – 47.8%		3,851,006

Total Long-Term Investments (Cost — $7,104,482) – 96.8%		7,799,907

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.06% (a)(b)	344,490	344,490

Total Short-Term Securities (Cost — $344,490) – 4.3%		344,490

Total Investments (Cost — $7,448,972*) – 101.1%		8,144,397
Liabilities in Excess of Other Assets – (1.1)%		(92,036)

Net Assets – 100.0%		$8,052,361

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$7,505,522

Gross unrealized appreciation.	$693,415
Gross unrealized depreciation.	(54,540)

Net unrealized appreciation	$638,875

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JULY 31, 2011

Schedule of Investments (continued)	BlackRock Income Portfolio

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at July 31, 2010	Shares Purchased		Shares Sold	Shares Held at July 31, 2011	Value at July 31, 2011	Realized Gain (Loss)	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	121,263	89,019		22,123	188,159	$1,465,755	$(1,593)	$80,867
BlackRock International Bond Portfolio, BlackRock Class	11,174	10,116		2,652	18,638	$206,505	$(1,774)	$7,126
BlackRock Low Duration Bond Portfolio, BlackRock Class	121,640	141,019		38,277	224,382	$2,178,746	$(684)	$47,400
BlackRock Liquidity Funds, TempFund, Institutional Class	265,978	78,512	**	–	344,490	$344,490	$3	$521

**	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
GBP	14,000	USD	22,881	Citibank, N.A.	8/01/11	$99

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$106,850	–	–	$106,850
Air Freight & Logistics	47,762	–	–	47,762
Beverages	–	$41,292	–	41,292
Chemicals	100,031	10,837	–	110,868
Commercial Banks	336,002	8,534	–	344,536
Computers & Peripherals	3,164	–	–	3,164
Consumer Finance	45,036	–	–	45,036
Containers & Packaging	65,143	–	–	65,143
Diversified Financial Services	115,687	–	–	115,687
Diversified Telecommunication Services	369,975	–	–	369,975
Electric Utilities	328,479	–	–	328,479
Food Products	143,746	–	–	143,746
Gas Utilities	7,752	–	–	7,752
Hotels, Restaurants & Leisure	12,107	–	–	12,107
Household Products	9,150	–	–	9,150
Industrial Conglomerates	77,953	–	–	77,953
Insurance	32,950	–	–	32,950
IT Services	106,658	–	–	106,658
Leisure Equipment & Products	11,464	–	–	11,464

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	15

Schedule of Investments (concluded)	BlackRock Income Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total
Machinery	$183,940	–	–	$183,940
Media	30,109	$5,979	–	36,088
Metals & Mining	28,694	119,638	–	148,332
Multi-Utilities	202,626	–	–	202,626
Oil, Gas & Consumable Fuels	332,898	148,687	–	481,585
Paper & Forest Products	73,755	–	–	73,755
Pharmaceuticals	260,038	–	–	260,038
Road & Rail	32,190	–	–	32,190
Semiconductors & Semiconductor Equipment	76,349	–	–	76,349
Software	26,578	–	–	26,578
Specialty Retail	83,943	–	–	83,943
Textiles, Apparel & Luxury Goods	68,912	–	–	68,912
Tobacco	209,193	10,155	–	219,348
Water Utilities	19,880	–	–	19,880
Wireless Telecommunication Services	54,765	–	–	54,765
Fixed Income Funds	3,851,006	–	–	3,851,006
Short-Term Securities	344,490	–	–	344,490

Total	$7,799,275	$345,122	–	$8,144,397

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$99	–	–	$99

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JULY 31, 2011

Statements of Assets and Liabilities

July 31, 2011	BlackRock Global Dividend Income Portfolio	BlackRock Income Portfolio
Assets
Investments at value – unaffiliated[1]	$420,720,685	$3,948,901
Investments at value – affiliated[2]	33,313,599	4,195,496
Foreign currency at value[3]	1,364	3,015
Unrealized appreciation on foreign currency exchange contracts	–	99
Cash	128,537	–
Capital shares sold receivable	7,425,057	17,561
Dividends receivable	1,366,183	9,604
Receivable from advisor	4,017	9,597
Prepaid expenses	40,751	14,949

Total assets	463,000,193	8,199,222

Liabilities
Investments purchased payable	19,217,049	55,358
Capital shares redeemed payable	1,151,374	34,302
Investment advisory fees payable	208,892	–
Service and distribution fees payable	120,029	2,513
Unrealized depreciation on foreign currency exchange contracts	60,676	–
Professional fees payable	52,919	47,455
Other affiliates payable	17,725	–
Officer’s and Trustees’ fees payable	3,725	1,133
Other accrued expenses payable	147,608	6,100

Total liabilities	20,979,997	146,861

Net Assets	$442,020,196	$8,052,361

Net Assets Consist of
Paid-in capital	$426,296,370	$7,581,554
Undistributed net investment income	462,725	19,049
Accumulated net realized gain (loss)	41,445	(243,758)
Net unrealized appreciation/depreciation	15,219,656	695,516

Net Assets	$442,020,196	$8,052,361

Net Asset Value
Institutional
Net assets	$154,543,338	$2,848,154

Shares outstanding[4]	15,779,105	281,070

Net asset value	$9.79	$10.13

Investor A
Net assets	$178,932,694	$2,816,831

Shares outstanding[4]	18,312,801	278,033

Net asset value	$9.77	$10.13

Investor C
Net assets	$108,544,164	$2,387,376

Shares outstanding[4]	11,148,249	235,781

Net asset value	$9.74	$10.13

[1] Investments at cost – unaffiliated	$405,454,831	$3,447,073
[2] Investments at cost – affiliated	$33,313,599	$4,001,899
[3] Foreign currency at cost	$1,346	$2,913
[4] Unlimited number of shares authorized, $0.001 par value

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	17

Statements of Operations

Year Ended July 31, 2011	BlackRock Global Dividend Income Portfolio	BlackRock Income Portfolio
Investment Income
Dividends	$8,270,001	$98,933
Dividends – affiliated	17,884	135,914
Foreign taxes withheld	(705,696)	(2,285)

Total income	7,582,189	232,562

Expenses
Investment advisory	1,001,282	19,627
Service and distribution – class specific	612,684	22,966
Administration	125,269	4,646
Custodian	113,989	7,237
Transfer agent – class specific	111,533	5,047
Professional	80,178	57,125
Registration	74,832	37,040
Printing	59,989	14,163
Administration – class specific	40,947	1,545
Officer and Trustees	16,036	4,881
Miscellaneous	16,462	12,886
Recoupment of past waived fees – class specific	589	–

Total expenses	2,253,790	187,163
Less fees waived by advisor	(39,739)	(19,627)
Less administration fees waived	(800)	(4,646)
Less administration fees waived – class specific	(25,340)	(1,529)
Less transfer agent fees waived – class specific	(1,678)	(214)
Less transfer agent fees reimbursed – class specific	(52,951)	(4,554)
Less expenses reimbursed by advisor	(25,137)	(99,515)

Total expenses after fees waived and reimbursed	2,108,145	57,078

Net investment income	5,474,044	175,484

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	193,128	(17,109)
Investments – affiliated	47,204	(4,051)
Capital gain distributions received from affiliated underlying funds	117	3
Foreign currency transactions	(1,228,393)	353

	(987,944)	(20,804)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	15,244,691	442,295
Investments – affiliated	(32,331)	79,653
Foreign currency transactions	(46,330)	12

	15,166,030	521,960

Total realized and unrealized gain	14,178,086	501,156

Net Increase in Net Assets Resulting from Operations	$19,652,130	$676,640

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JULY 31, 2011

Statements of Changes in Net Assets

	BlackRock Global Dividend Income Portfolio		BlackRock Income Portfolio
	Year Ended July 31,		Year Ended July 31,
Increase in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$5,474,044	$68,321	$175,484	$137,322
Net realized loss	(987,944)	(7,993)	(20,804)	(17,658)
Net change in unrealized appreciation/depreciation	15,166,030	163,410	521,960	323,759

Net increase in net assets resulting from operations	19,652,130	223,738	676,640	443,423

Dividends to Shareholders From
Net investment income:
Institutional	(1,485,121)	(43,152)	(91,970)	(79,976)
Investor A	(1,574,252)	(11,463)	(50,006)	(16,759)
Investor C	(743,481)	(2,644)	(42,288)	(30,350)

Decrease in net assets resulting from dividends to shareholders	(3,802,854)	(57,259)	(184,264)	(127,085)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	424,062,424	537,694	2,995,193	1,505,592

Net Assets
Total increase in net assets	439,911,700	704,173	3,487,569	1,821,930
Beginning of year	2,108,496	1,404,323	4,564,792	2,742,862

End of year	$442,020,196	$2,108,496	$8,052,361	$4,564,792

Undistributed net investment income	$462,725	$19,928	$19,049	$27,476

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	19

Financial Highlights	BlackRock Global Dividend Income Portfolio

	Institutional				Investor A				Investor C
	Year Ended July 31,			Period April 7, 2008[1] to July 31,	Year Ended July 31,			Period April 7, 2008[1] to July 31,	Year Ended July 31,			Period April 7, 2008[1] to July 31,

	2011	2010	2009	2008	2011	2010	2009	2008	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.69	$7.81	$9.54	$10.00	$8.68	$7.81	$9.54	$10.00	$8.67	$7.81	$9.54	$10.00

Net investment income[2]	0.36	0.34	0.32	0.12	0.33	0.35	0.29	0.11	0.26	0.26	0.22	0.09
Net realized and unrealized gain (loss)	0.97	0.83	(1.73)	(0.50)	0.98	0.79	(1.72)	(0.49)	0.98	0.81	(1.71)	(0.49)

Net increase (decrease) from investment operations	1.33	1.17	(1.41)	(0.38)	1.31	1.14	(1.43)	(0.38)	1.24	1.07	(1.49)	(0.40)

Dividends from net investment income	(0.23)	(0.29)	(0.32)	(0.08)	(0.22)	(0.27)	(0.30)	(0.08)	(0.17)	(0.21)	(0.24)	(0.06)

Net asset value, end of period	$9.79	$8.69	$7.81	$9.54	$9.77	$8.68	$7.81	$9.54	$9.74	$8.67	$7.81	$9.54

Total Investment Return[3]
Based on net asset value	15.41%	15.03%	(14.53)%	(3.74)%[4]	15.14%	14.66%	(14.71)%	(3.76)%[4]	14.40%	13.72%	(15.37)%	(3.98)%[4]

Ratios to Average Net Assets
Total expenses	0.99%[5]	7.86%[6]	15.29%[7]	18.98%[8,9,10]	1.23%[5]	8.58%[6]	16.60%[7]	17.76%[8,9,10]	1.95%[5]	9.13%[6]	19.54%[7]	20.18%[8,9,10]

Total expenses after fees waived and reimbursed	0.89%[5]	0.75%[6]	0.75%[7]	0.75%[8,9]	1.14%[5]	1.00%[6]	1.00%[7]	1.00%[8,9]	1.88%[5]	1.75%[6]	1.75%[7]	1.75%[8,9]

Net investment income	3.65%[5]	3.97%[6]	4.25%[7]	3.72%[8,9]	3.38%[5]	4.05%[6]	3.92%[7]	3.41%[8,9]	2.69%[5]	3.03%[6]	3.00%[7]	2.72%[8,9]

Supplemental Data
Net assets, end of period (000)	$154,543	$1,338	$1,105	$1,242	$178,933	$629	$224	$55	$108,544	$141	$75	$19

Portfolio turnover	14%	3%	30%	91%	14%	3%	30%	91%	14%	3%	30%	91%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JULY 31, 2011

Financial Highlights	BlackRock Income Portfolio

	Institutional				Investor A				Investor C
	Year Ended July 31,			Period April 7, 2008[1] to July 31,	Year Ended July 31,			Period April 7, 2008[1] to July 31,	Year Ended July 31,			Period April 7, 2008[1] to July 31,

	2011	2010	2009	2008	2011	2010	2009	2008	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.26	$8.38	$9.63	$10.00	$9.25	$8.37	$9.63	$10.00	$9.23	$8.36	$9.62	$10.00

Net investment income[2]	0.32	0.39	0.42	0.15	0.29	0.37	0.39	0.14	0.22	0.30	0.33	0.11
Net realized and unrealized gain (loss)	0.90	0.85	(1.24)	(0.42)	0.91	0.85	(1.24)	(0.41)	0.90	0.85	(1.24)	(0.40)

Net increase (decrease) from investment operations	1.22	1.24	(0.82)	(0.27)	1.20	1.22	(0.85)	(0.27)	1.12	1.15	(0.91)	(0.29)

Dividends from net investment income	(0.35)	(0.36)	(0.43)	(0.10)	(0.32)	(0.34)	(0.41)	(0.10)	(0.22)	(0.28)	(0.35)	(0.09)

Net asset value, end of period	$10.13	$9.26	$8.38	$9.63	$10.13	$9.25	$8.37	$9.63	$10.13	$9.23	$8.36	$9.62

Total Investment Return[3]
Based on net asset value	13.36%	15.06%	(8.18)%	(2.72)%[4]	13.16%	14.82%	(8.50)%	(2.75)%[4]	12.32%	13.91%	(9.14)%	(2.93)%[4]

Ratios to Average Net Assets
Total expenses	2.62%[5]	4.47%[6]	9.32%[5]	12.51%[7,8,9]	2.90%[5]	4.83%[6]	10.54%[5]	11.77%[7,8,9]	3.69%[5]	5.54%[6]	11.60%[5]	10.78%[7,8,9]

Total expenses after fees waived and reimbursed	0.55%[5]	0.55%[6]	0.55%[5]	0.55%[7,8]	0.80%[5]	0.80%[6]	0.80%[5]	0.80%[7,8]	1.55%[5]	1.55%[6]	1.55%[5]	1.46%[7,8]

Net investment income	3.24%[5]	4.29%[6]	5.29%[5]	4.64%[7,8]	2.89%[5]	4.11%[6]	5.05%[5]	4.33%[7,8]	2.21%[5]	3.36%[6]	4.29%[5]	3.62%[7,8]

Supplemental Data
Net assets, end of period (000)	$2,848	$2,280	$1,697	$1,914	$2,817	$749	$251	$99	$2,387	$1,537	$795	$284

Portfolio turnover	11%	12%	32%	73%	11%	12%	32%	73%	11%	12%	32%	73%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.
[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.
[9]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2011	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of July 31, 2011, the Trust had 26 series, of which BlackRock Global Dividend Income Portfolio (“Global Dividend Income”) and BlackRock Income Portfolio (“Income”) (individually, a “Fund” or collectively the “Funds”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Income generally will invest a portion of its assets in other registered investment companies that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates (each an “Underlying Fund”) and affiliates of the Funds (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, the Fund indirectly invests, to varying degrees, in fixed income securities of domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in

22	BLACKROCK FUNDS II	JULY 31, 2011

Notes to Financial Statements (continued)

the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. Dividends from net investment income are declared and paid monthly for Income and at least annually for Global Dividend Income. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal, state and local tax returns remains open for each of the four periods ended July 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts

BLACKROCK FUNDS II	JULY 31, 2011	23

Notes to Financial Statements (continued)

due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2011
Asset Derivatives
Statements of Assets and Liabilities Location		Income
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$99

	Liability Derivatives
	Statements of Assets and Liabilities Location	Global Dividend Income
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$60,676

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2011
Net Realized Gain (Loss) from
	Global Dividend Income	Income
Foreign currency exchange contracts	$(1,172,362)	$854

Net Change in Unrealized Appreciation/Depreciation on
	Global Dividend Income	Income
Foreign currency exchange contracts	$(60,676)	$99

For the year ended July 31, 2011, the average quarterly balance of outstanding derivative financial instruments were as follows:

	Global Dividend Income	Income*
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	1
Average number of contracts – US dollars sold	7	1
Average US dollar amounts purchased	$12,492,528	$1,321
Average US dollar amounts sold	$1,400,692	$9,395

*	Average contract amount shown due to limited activity.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

24	BLACKROCK FUNDS II	JULY 31, 2011

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income[1]	1.75%	2.00%	2.75%
Income[2]	1.55%	1.80%	2.55%

[1]	Expense limitation prior to March 1, 2011.
[2]	This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income[1]	0.75%	1.00%	1.75%
Income[2]	0.55%	0.80%	1.55%

[1]	Expense limitation prior to March 1, 2011.
[2]	The Manager has agreed not to reduce or discontinue the contractual waivers or reimbursements until December 1, 2011 unless approved by the Board, including a majority of non-interested Trustees.

Effective March 1, 2011, with respect to Global Dividend Income, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as noted in the table below.

Class	Fixed-term[1] Contractual Cap	Perpetual[2] Contractual Cap
Institutional	1.00%	2.00%
Investor A	1.25%	2.25%
Investor C	2.00%	3.00%

[1]

The Manager has agreed not to reduce or discontinue the fixed-term contractual waivers or reimbursements until December 1, 2011 unless approved by the Board, including a majority of non-interested Trustees.

[2]	This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

These amounts are included in fees waived by advisor and administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended July 31, 2011, the Manager waived $32,881 and $19,393 of investment advisory fees for Global Dividend Income and Income, respectively, which are included in fees waived by advisor.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For year ended July 31, 2011, the Manager waived $6,858 and $234 for Global Dividend Income and Income, respectively.

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Manager, to serve as sub-advisors for Income and BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Global Dividend Income. The Manager pays BFM, BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

Prior to November 1, 2010, BFM and BIM served as sub-advisors to Global Dividend Income.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2011, the Manager recouped the following waivers previously recorded by Global Dividend Income of $142 and $447 for Investor A and Investor C Shares, respectively.

BLACKROCK FUNDS II	JULY 31, 2011	25

Notes to Financial Statements (continued)

On July 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2012	2013
Global Dividend Income	$115,778	$138,784
Income	$127,574	$130,477

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2011:

Global Dividend Income	$179,722
Income	$209,323

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Dividend Income	$137,431
Income	$3,256

For the year ended July 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A and Investor C Shares as follows:

	Investor A	Investor C
Global Dividend Income	$5	$16,999
Income	–	$40

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2011, the Global Dividend Income paid $364 to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Call Center
Share Classes	Global Dividend Income	Income
Institutional	$517	$22
Investor A	891	118
Investor C	708	75

Total	$2,116	$215

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended July 31, 2011, the Funds paid the following net amounts to affiliates in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Global Dividend Income	$84,469
Income	$15

For the year ended July 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$13,895	$15,707	$11,345	$40,947
Income	$659	$417	$469	$1,545

26	BLACKROCK FUNDS II	JULY 31, 2011

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$9,669	$9,718	$5,953	$25,340
Income	$643	$417	$469	$1,529

Service and Distribution Fees	Share Classes
	Investor A	Investor C	Total
Global Dividend Income	$157,532	$455,152	$612,684
Income	$4,179	$18,787	$22,966

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$35,906	$44,146	$31,481	$111,533
Income	$787	$2,224	$2,036	$5,047

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$499	$716	$463	$1,678
Income	$21	$118	$75	$214

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$18,341	$22,553	$12,057	$52,951
Income	$689	$2,011	$1,854	$4,554

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2011, were as follows:

	Purchases	Sales
Global Dividend Income	$426,205,493	$22,882,371
Income	$3,760,764	$652,092

5. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, were a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended July 31, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2011 attributable to foreign currency transactions were reclassified to the following accounts:

	Global Dividend Income	Income
Undistributed net investment income	$(1,228,393)	$353
Accumulated net realized gain (loss)	$1,228,393	$(353)

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 was as follows:

	Global Dividend Income	Income
Ordinary income
7/31/11	$3,802,854	$184,264
7/31/10	$57,259	$127,085

As of July 31, 2011, the tax components of accumulated net earnings were as follows:

	Global Dividend Income	Income
Undistributed ordinary income	$734,525	$19,148
Undistributed long-term capital gains	103,064	–
Capital loss carryforwards	–	(172,459)
Net unrealized gains*	14,886,237	624,118

Total	$15,723,826	$470,807

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital and currency losses for tax purposes.

BLACKROCK FUNDS II	JULY 31, 2011	27

Notes to Financial Statements (continued)

As of July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring July 31,	Income
2016	$8,310
2018	151,501
2019	12,648

Total	$172,459

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds has unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2011, Income invested a significant portion of its assets in securities in fixed income funds. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the fixed income funds would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of July 31, 2011, Global Dividend Income invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of July 31, 2011, the Fund listed below had the following industry classifications:

Industry	Global Dividend Income
Pharmaceuticals	17%
Diversified Telecommunication Services	14
Tobacco	13
Oil, Gas & Consumable Fuels	9
Food Products	7
Wireless Telecommunication Services	6
Other*	34

*	All other industries held were each less than 5% of long-term investments.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	July 31, 2011		July 31, 2010
Global Dividend Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	17,295,647	$163,891,572	13,034	$108,547
Shares issued in reinvestment of dividends	116,479	1,156,348	377	3,268

Total issued	17,412,126	165,047,920	13,411	111,815
Shares redeemed	(1,787,074)	(17,062,846)	(759)	(6,373)

Net increase	15,625,052	$147,985,074	12,652	$105,442

Investor A
Shares sold	20,304,141	$191,684,228	46,293	$396,945
Shares issued in reinvestment of dividends	142,173	1,407,835	881	7,623

Total issued	20,446,314	193,092,063	47,174	404,568
Shares redeemed	(2,206,007)	(20,750,461)	(3,418)	(29,394)

Net increase	18,240,307	$172,341,602	43,756	$375,174

28	BLACKROCK FUNDS II	JULY 31, 2011

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	July 31, 2011		July 31, 2010
Global Dividend Income (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	11,777,804	$109,951,156	6,556	$55,827
Shares issued in reinvestment of dividends	62,675	619,847	229	1,958

Total issued	11,840,479	110,571,003	6,785	57,785
Shares redeemed	(708,549)	(6,835,255)	(83)	(707)

Net increase	11,131,930	$103,735,748	6,702	$57,078

Income

Institutional
Shares sold	48,332	$474,446	47,820	$430,828
Shares issued in reinvestment of dividends	1,990	19,579	823	7,485

Total issued	50,322	494,025	48,643	438,313
Shares redeemed	(15,507)	(154,073)	(4,936)	(45,107)

Net increase	34,815	$339,952	43,707	$393,206

Investor A
Shares sold	273,093	$2,725,321	108,375	$979,622
Shares issued in reinvestment of dividends	3,730	37,058	747	6,787

Total issued	276,823	2,762,379	109,122	986,409
Shares redeemed	(79,711)	(803,985)	(58,183)	(527,355)

Net increase	197,112	$1,958,394	50,939	$459,054

Investor C
Shares sold	127,870	$1,275,811	92,486	$840,741
Shares issued in reinvestment of dividends	3,747	36,597	2,850	25,574

Total issued	131,617	1,312,408	95,336	866,315
Shares redeemed	(62,358)	(615,561)	(23,970)	(212,983)

Net increase	69,259	$696,847	71,366	$653,332

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On September 14, 2011, the Board approved a change in the name, investment objective and strategies of BlackRock Income Portfolio. These changes will take effect on November 28, 2011.

BLACKROCK FUNDS II	JULY 31, 2011	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Dividend Income Portfolio (formerly BlackRock Income Builder Portfolio) and BlackRock Income Portfolio, two of the twenty-six series constituting BlackRock Funds II (collectively, the “Funds”), as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September  27, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Dividend Income Portfolio and BlackRock Income Portfolio of BlackRock Funds II for the taxable year ended July 31, 2011:

Qualified Dividend Income for Individuals*	August 2010 - December 2010	January 2011 - July 2011
BlackRock Global Dividend Income Portfolio	63.02%	100.00%
BlackRock Income Portfolio	61.75%	64.23%

Dividends Qualifying for the Dividends Received Deduction for Corporations*
BlackRock Global Dividend Income Portfolio	70.52%	42.26%
BlackRock Income Portfolio	49.38%	47.96%

Foreign Source Income*
BlackRock Global Dividend Income Portfolio	–	87.33%

Interest Related Dividends for Non-US Residents**
BlackRock Global Dividend Income Portfolio	7.81%	0.13%
BlackRock Income Portfolio	53.04%	62.58%

*	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.
**	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

30	BLACKROCK FUNDS II	JULY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dividend Income Portfolio (the “Global Dividend Income Portfolio”) and BlackRock Income Portfolio (the “Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; (b) BlackRock Investment Management, LLC; and (c) BlackRock International, Ltd. (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/ trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of

BLACKROCK FUNDS II	JULY 31, 2011	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Income Portfolio ranked in the second and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that the Global Dividend Income Portfolio ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board

32	BLACKROCK FUNDS II	JULY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and BlackRock reviewed and discussed the reasons for the Global Dividend Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, recently the investment strategy for the Global Dividend Income Portfolio has been altered.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global Dividend Income Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Dividend Income Portfolio’s portfolio managers and to improve the Global Dividend Income Portfolio’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Income Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Income Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Income Portfolio increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Dividend Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Dividend Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Global Dividend Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Dividend Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Dividend Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in

BLACKROCK FUNDS II	JULY 31, 2011	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trusts, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

34	BLACKROCK FUNDS II	JULY 31, 2011

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	33 RICs consisting of 91 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	33 RICs consisting of 91 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	33 RICs consisting of 91 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 91 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	33 RICs consisting of 91 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	33 RICs consisting of 91 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	33 RICs consisting of 91 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	33 RICs consisting of 91 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	33 RICs consisting of 91 Portfolios	None

BLACKROCK FUNDS II	JULY 31, 2011	35

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	33 RICs consisting of 91 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]          Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2008	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	67 RICs consisting of 198 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	33 RICs consisting of 91 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	162 RICs consisting of 293 Portfolios	None

[3]     Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

36	BLACKROCK FUNDS II	JULY 31, 2011

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2008	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor - Global Dividend Income Portfolio BlackRock International, Ltd. Edinburgh, Scotland EH3 8JB	Sub-Advisors - Income Portfolio BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodian BNY Mellon Investment Servicing Trust Company Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

BLACKROCK FUNDS II	JULY 31, 2011	37

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

38	BLACKROCK FUNDS II	JULY 31, 2011

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JULY 31, 2011	39

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

				BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

40	BLACKROCK FUNDS II	JULY 31, 2011

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-7/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Income Portfolio	$31,200	$30,200	$0	$0	$29,600	$6,100	$0	$1
BlackRock Income Portfolio	$31,200	$30,200	$0	$0	$14,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services includes tax compliance, tax advice and tax planning.
3	The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Income Portfolio	$29,600	$16,878
BlackRock Income Portfolio	$14,100	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: October 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: October 4, 2011